SECOND AMENDMENT TO CREDIT AGREEMENT
                 ------------------------------------


          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 6, 1996, among SWEETHEART HOLDINGS INC., a Delaware corporation ("Holdings"), SWEETHEART CUP COMPANY INC., a Delaware corporation (the "Borrower"), the financial institutions party hereto (the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                        W I T N E S S E T H :


          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of August 30, 1993 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

            On and after the Second Amendment Effective Date (as defined below),
Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xii) of said Section, (ii) deleting the period at the end of clause (xiii) of said Section and inserting in lieu thereof the text "; and" and (iii) inserting the following new clause (xiv) immediately following clause (xiii) appearing in said Section:

          "(xiv) Indebtedness of the Borrower (x) owing to the Department of Business and Economic Development of the State of Maryland in an aggregate principal amount at any time outstanding not to exceed $1,080,000 and (y) owing to Baltimore County, Maryland in an aggregate principal amount at any time outstanding not to exceed $120,000."

          2. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

      (a) no Default or Event of Default exists as of the Second Amendment Effective Date both before and after giving effect to this Amendment; and


      (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).



            3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

            5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            6. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

            7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                       *          *          *




            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                              SWEETHEART HOLDINGS INC.


                              By  /s/  Roger A. Lindahl
                                --------------------------------
                                  Title:  Treasurer


                              SWEETHEART CUP COMPANY INC.


                              By  /s/  Roger A. Lindahl
                                --------------------------------
                                  Title:  Treasurer




                              BANKERS TRUST COMPANY,
                                Individually and as Agent


                              By  /s/ Christopher Kinslow
                                ---------------------------------
                                  Title:  Vice President


                              MIDLAND BANK PLC


                              By  /s/ Michelle Spencer
                                ---------------------------------
                                  Title: Executive Vice President




                              ABN AMRO BANK, N.V.
                                San Francisco International Branch


                              By  /s/ Dianne D. Waggoner
                                ---------------------------------
                                  Title: Group Vice President


                              By  /s/ David P. Tyler
                                ---------------------------------
                                  Title: Assistant Vice President


                              ABN AMRO BANK, N.V.
                                New York Branch


                              By
                                ----------------------------------
                                  Title:


                              FIRST NATIONAL BANK OF MARYLAND


                              By  /s/ Andrew W. Fish



                                ----------------------------------
                                  Title:  Vice President


                              WELLS FARGO BANK, N.A.


                              By  /s/ Margot N. Golding
                                ----------------------------------
                                  Title:  Senior Vice President


                              U.S. BANK OF OREGON


                              By  /s/ Tom Lee
                                ----------------------------------
                                  Title:  Vice President